Exhibit 99.1

April 28, 2004

STERICYCLE, INC. REPORTS RESULTS
FOR FIRST QUARTER 2004
  NET INCOME OF $19.1 MILLION FOR THE QUARTER, UP 30.3% FROM YEAR-AGO QUARTER.
  EARNINGS PER SHARE OF $0.42 FOR THE QUARTER, UP 29.8% FROM YEAR-AGO QUARTER.
  NET CASH PROVIDED BY OPERATING ACTIVITIES WAS $28.2 MILLION FOR THE QUARTER.
  REVENUES WERE $117.6 MILLION, UP 4.7% FROM YEAR-AGO QUARTER.

Lake Forest, Illinois, April 28, 2004 - Stericycle, Inc. (NASDAQ:SRCL), the United States' leading provider of medical waste management and compliance services for the healthcare community, today reported financial results for the first quarter of 2004. "The first quarter is the start of another strong year for our company," said Mark Miller, Stericycle president and chief executive officer. "Our continued focus on our proven business model has resulted in continued increases in revenues, operating income, and net income."

FIRST QUARTER
Revenues for the quarter ended March 31, 2004 were $117.6 million, up 4.7% from $112.3 million in the same quarter last year. International equipment sales contributed $2.8 million in revenues for the quarter. Gross profit was $53.2 million, up 12.8% from $47.1 million in the same quarter last year. Gross profit as a percent of revenues increased to 45.2% from 42.0% in the first quarter of 2003.

Net income for the first quarter of 2004 rose 30.3% to $19.1 million, up from $14.7 million in the first quarter of 2003.

Earnings per diluted share for the first quarter of 2004 were $0.42, up 29.8% from $0.32 in the first quarter of 2003. Weighted shares outstanding used to determine earnings per diluted share were 46,045,010 for the first quarter of 2004 and 45,843,228 for the first quarter of 2003.

During the first quarter of 2004, the company continued to improve its balance sheet position. Our total debt to capitalization percentage ratio improved from 28.1% at December 31, 2003 to 25.6% at March 31, 2004. During the first quarter of 2004, we reduced our revolver borrowings by $18.0 million and repurchased $4.3 million of company stock.

Miller said, "During the quarter we continued to execute our proven business model, generating sales growth and record income from operations. The cash flow from operations of $28.2 million generated in the quarter was used to strengthen the business by paying down our debt, funding acquisitions, investing in the company's future and repurchasing company stock."

Stericycle provides medical waste collection, transportation, treatment and disposal services and safety and compliance programs to healthcare companies nationwide, including hospitals, physician and dental offices, laboratories and clinics. Medical waste includes single-use disposables such as needles, syringes, gloves and other supplies that have been in contact with blood or other bodily fluids, as well as blood, blood products and other items that could harbor infectious agents.

Safe Harbor Statement: Statements in this press release may contain forward-looking statements that involve risks and uncertainties, some of which are beyond Stericycle's control (for example, general economic conditions). Our actual results could differ significantly from the results described in the forward-looking statements. Factors that could cause such differences include difficulties in completing the integration of acquired businesses, changes in governmental regulation of medical waste collection and treatment, and increases in transportation and other operating costs, as well as the various other factors identified in our filings with the U.S. Securities and Exchange Commission. As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends. The Company makes no commitment to disclose any subsequent revisions to forward-looking statements.

Stericycle Financial Statements for First Quarter 2004

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                            March 31,    December 31
                                                               2004          2003
                                                           ------------  ------------
                                                            (unaudited)
                         ASSETS
Current assets:
  Cash and cash equivalents.............................. $      3,132  $      7,240
  Short-term investments.................................          334           641
  Accounts receivable, less allowance for doubtful
    accounts of $3,601 in 2004 and $4,149 in 2003........       58,978        59,711
  Parts and supplies.....................................        2,946         3,244
  Prepaid expenses.......................................        4,694         7,339
  Notes receivable.......................................        3,423         2,223
  Deferred tax asset.....................................        9,504        12,345
  Other..................................................        1,379         4,994
                                                           ------------  ------------
         Total current assets............................       84,390        97,737
                                                           ------------  ------------
Property, plant and equipment, net.......................       97,629        96,562
Other assets:

  Goodwill...............................................      476,396       464,946
  Intangible assets, less accumulated amortization of
    $6,084 in 2004 and $5,459 in 2003....................       32,212        31,642
  Notes receivable.......................................        9,617         7,717
  Other..................................................        7,401         8,858
                                                           ------------  ------------
         Total other assets..............................      525,626       513,163
                                                           ------------  ------------
   Total assets.......................................... $    707,645  $    707,462
                                                           ============  ============

          LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt...................... $      5,332  $      4,830
  Accounts payable.......................................        9,587        15,741
  Accrued liabilities....................................       44,599        43,436
  Deferred revenue.......................................        7,624         4,987
                                                           ------------  ------------
         Total current liabilities.......................       67,142        68,994
                                                           ------------  ------------
Long-term debt, net of current portion...................      148,924       163,016
Deferred income taxes....................................       38,668        42,277
Other liabilities........................................        4,113         4,411
Redeemable preferred stock:
  Series A convertible preferred stock (par value $.01
  share, 75,000 shares authorized, 12,348 outstanding in
  2004 and 22,799 in 2003, liquidation preference of $13,438
  at March 31, 2004 and $24,814 at December 31, 2003)....        9,569        20,944
Common shareholders' equity:
  Common stock (par value $.01 per share, 80,000,000
  shares authorized, 43,341,018 issued and outstanding
  in 2004, 41,868,515 issued and outstanding in 2003)....          434           420
Additional paid-in capital...............................      303,096       290,631
Accumulated other comprehensive loss.....................          336           530
Retained earnings........................................      135,363       116,239
                                                           ------------  ------------
         Total shareholders' equity......................      439,229       407,820
                                                           ------------  ------------
  Total liabilities and shareholders' equity............. $    707,645  $    707,462
                                                           ============  ============

Total debt to capitalization percentage ratio............         25.6%        28.1%
Calculation of total debt to capitalization percentage ratio:
Total debt............................................... $    154,256  $    167,846
Redeemable preferred stock...............................        9,569        20,944
Shareholders' equity.....................................      439,229       407,820
                                                           ------------  ------------
Capitalization........................................... $    603,054  $    596,610

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
(UNAUDITED)

                                                    Three Months Ended March 31,
                                            -------------------------------------------
                                                   2004                   2003
                                            --------------------   --------------------
                                                 $      % of Rev        $      % of Rev
                                            ----------- --------   ----------- --------
Revenues.................................. $   117,556    100.0% $   112,311    100.0%

  Cost of revenues........................      64,401     54.8        65,167     58.0
                                            ----------- --------   ----------- --------
Gross profit                                    53,155     45.2        47,144     42.0
                                            ----------- --------   ----------- --------
  Selling, general and
    administrative expenses...............      17,744     15.1        16,374     14.6
  Amortization............................         604      0.5           321      0.3
                                            ----------- --------   ----------- --------
     Total SG&A expenses and amortization.      18,348     15.6        16,695     14.9
                                            ----------- --------   ----------- --------
  Acquisition-related costs...............         116      0.1            91      0.1
                                            ----------- --------   ----------- --------
Income from operations....................      34,691     29.5        30,358     27.0
                                            ----------- --------   ----------- --------
Other income (expense):
  Interest income.........................          52       --           189      0.2
  Interest expense........................      (2,529)    (2.2)       (3,927)    (3.5)
  Debt extinguishments and restructuring..          --     (0.0)       (1,628)    (1.4)
  Other expense...........................        (420)    (0.3)         (645)    (0.6)
                                            ----------- --------   ----------- --------
     Total other income (expense).........      (2,897)    (2.5)       (6,011)    (5.3)
                                            ----------- --------   ----------- --------
Income before income taxes................      31,794     27.0        24,347     21.7
Income tax expense........................      12,670     10.7         9,666      8.6
                                            ----------- --------   ----------- --------
Net income................................ $    19,124     16.3% $    14,681     13.1%
                                            =========== ========   =========== ========

Earnings per share - diluted.............. $      0.42            $      0.32
                                            ===========            ===========
Weighted average number of common
  shares outstanding - diluted............  46,045,010             45,843,228
                                            ===========            ===========

STERICYCLE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

                                                               For the Three
                                                          Months Ended March 31,
                                                         ----------------------
                                                            2004        2003
                                                         ----------  ----------
OPERATING ACTIVITIES:
Net income............................................. $   19,124  $   14,681
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Write off of deferred financing costs..............         --         247
    Stock compensation expense.........................         21          76
    Tax benefit of disqualifying dispositions
      of stock options.................................      2,067       1,343
    Loss on sale of property and equipment.............         91          72
    Depreciation.......................................      4,070       3,943
    Amortization.......................................        604         321
    Deferred income taxes..............................       (768)      3,555
Changes in operating assets and liabilities, net of
  effect of acquisitions:
    Accounts receivable................................        733      (2,200)
    Parts and supplies.................................        298        (279)
    Prepaid expenses and other assets..................      4,319       5,626
    Accounts payable...................................     (6,154)     (2,643)
    Accrued liabilities................................      1,163       3,368
    Deferred revenue...................................      2,637         165
                                                         ----------  ----------
Net cash provided by operating activities..............     28,205      28,275
                                                         ----------  ----------
INVESTING ACTIVITIES:
  Payments for acquisitions and international
    investments, net of cash acquired..................     (7,621)    (31,301)
  Purchases of short-term investments..................        307        (629)
  Proceeds from sale of property and equipment.........        253         132
  Capital expenditures.................................     (5,347)     (3,788)
                                                         ----------  ----------
Net cash used in investing activities..................    (12,408)    (35,586)
                                                         ----------  ----------
FINANCING ACTIVITIES:
  Proceeds from issuance of note payable...............        618       1,132
  Repayment of senior subordinated debt................         --      (9,129)
  Payments of deferred financing costs.................         --        (395)
  Repayment of long-term debt..........................       (949)       (752)
  Net (repayments of) proceeds from senior credit facilty  (18,000)     15,814
  Principal payments on capital lease obligations......       (259)       (252)
  Purchase of common stock.............................     (4,294)         --
  Proceeds from other issuances of common stock........      3,240       1,733
                                                         ----------  ----------
Net cash provided by (used in) financing activities....    (19,644)      8,151
                                                         ----------  ----------
Effect of exchange rate changes on cash................       (261)        (27)
                                                         ----------  ----------
Net increase (decrease) in cash and cash equivalents...     (4,108)        813
Cash and cash equivalents at beginning of period.......      7,240       8,375
                                                         ----------  ----------
Cash and cash equivalents at end of period............. $    3,132  $    9,188
                                                         ==========  ==========
Non-cash activities:
Net issuances of common stock for certain acquisitions. $       70  $       70
Net issuances of notes payable for certain acquisitions $    5,000  $       --